SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC  20549
                                  ____________



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): October 28, 1999


                         CONCURRENT COMPUTER CORPORATION
                         -------------------------------
             (Exact name of registrant as specified in its charter)

                                    Delaware

                 (State or other jurisdiction of incorporation)


                                     0-13150
                                     -------
                            (Commission File Number)


                                   04-2735766
                                   ----------
                      (IRS Employer Identification Number)


              4375 River Green Parkway, Duluth, Georgia      30097
              ----------------------------------------------------
           (Address of principal executive offices)         (Zip Code)


       Registrant's telephone number, including area code:  (678) 258-4000

ITEM  5.     OTHER  EVENTS
             -------------


On October 28, 1999, Concurrent Computer Corporation ("Concurrent") issued a press release announcing its acquisition of Vivid Technology, Inc.

On November 1, 1999, Concurrent issued a press release announcing the appointment of Steven R. Norton as its Executive Vice President and Chief Financial Officer.

ITEM  7.     EXHIBITS
             --------

Exhibit  No.
------------

99.1          Press  release  dated  October  28,  1999

99.2          Press  release  dated  November  1,  1999

                                   Signatures
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:     November  12,  1999


                              Concurrent  Computer  Corporation

                              By:     /s/  Steven  R.  Norton
                                      -----------------------
                                           Steven  R.  Norton
                                           Executive  Vice  President  and
                                           Chief  Financial  Officer

                                  EXHIBIT INDEX
                                  -------------


99.1     Press  release  dated  October  28,  1999

99.2     Press  release  dated  November  1,  1999